Exhibit 99.1
Execution Version

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Griffon Corporation

$800,000,000 6.250% Senior Notes due 2034

PURCHASE AGREEMENT
August 10, 2026
BOFA SECURITIES, INC.
As Representative of the several Initial Purchasers
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

Griffon Corporation, a Delaware corporation (the “Company”), and the Guarantors named on Schedule 2A hereto (the “Guarantors”) hereby confirm their agreement with BofA Securities, Inc., as representative (the “Representative”) of the several initial purchasers listed on Schedule 1 hereto (the “Initial Purchasers”), as set forth below.
Section 1.    The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $800,000,000 aggregate principal amount of its 6.250% Senior Notes due 2034 (the “Notes”). The Notes are to be issued under an indenture (the “Indenture”) to be dated as of the Closing Date (defined below) by and among the Company, the Guarantors and Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association), as Trustee (the “Trustee”). The Notes will have the benefit of the guarantees (the “Guarantees” and, together with the Notes, the “Securities”) provided for in the Indenture.
The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.
In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated August 10, 2026 (including the information incorporated by reference therein, the “Preliminary Memorandum”) setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Company and any material developments relating to the Company occurring after the date of the most recent historical financial statements included or incorporated by reference therein. As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to the time when sales of the Securities were first made (the “Time of Execution”). Promptly after the Time of Execution, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum (including the information incorporated by reference therein, the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto. The Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below) in connection with the offer and sale of the Securities by the Initial Purchasers.
All references herein to the terms “Pricing Disclosure Package” and “Final Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder) prior to the Time of Execution and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Execution and incorporated by reference in the Final Offering Memorandum.
As described in the Pricing Disclosure Package and the Final Memorandum, the Company intends to use the net proceeds from the issuance and sale of the Securities to (i) redeem all of its outstanding 5.750% Senior Notes due 2028 (the “2028 Notes”) issued under the indenture dated as of February 19, 2020 (as amended and supplemented and in effect on the date hereof, the “2028 Notes Indenture”) (the “Redemption”), among the Company, Computershare Trust Company, N.A. (as successor in interest to Wells Fargo Bank, National Association), as trustee and the other guarantors party thereto, and (ii) pay certain related fees and expenses, including applicable premiums and accrued and unpaid interest on the 2028 Notes.
Section 2.    Representations and Warranties. The Company and the Guarantors, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers as follows (references in this Section 2 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):
(a)    The Preliminary Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date (as defined in Section 3 below), will not, and the Final Memorandum as of its date and on the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any of the Guarantors makes any representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through BofA Securities, Inc., it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 12 hereof. Neither the Company nor any of the Guarantors has distributed or referred to and will not distribute or refer to any “written communications” (as defined in Rule 405 of the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company, a Guarantor or their agents and representatives (other than the Pricing Disclosure Package and Final Memorandum), an “Issuer Written Communication”) other than the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show made available to investors (the “Recorded Road Show”). Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum, and each Issuer Written Communication, when taken together with the Pricing Disclosure Package, does not at the Time of Execution and when taken together with the Final Memorandum as of its date and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(b)    The documents (or portions thereof) incorporated by reference in the Offering Memorandum, when they were or are filed with the Commission, complied or will comply when so filed as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(c)    The Company’s capitalization is as set forth in the “Actual” column of the table set forth under the heading “Capitalization” in the Offering Memorandum; all of the subsidiaries of the Company, including the Guarantors, are listed in Schedule 2B attached hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”); all of the outstanding shares of capital stock of the Company and the capital stock and other ownership interests of the Subsidiaries have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of the Company and capital stock and other ownership interests of each of the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions) or voting (except for such liens, encumbrances, equities, claims or restrictions in connection with that certain credit agreement, dated as of January 24, 2022 (as amended by that certain First Amendment, dated as of August 1, 2024 and that certain Second Amendment, dated as of June 26, 2024 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, Bank of America, N.A., as administrative agent and the other lenders party thereto, or as set forth in the Offering Memorandum).
(d)    Each of the Company and the Subsidiaries is duly incorporated or organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or other power and authority to own its properties and conduct its business as now conducted and as described in the Offering Memorandum; to the extent such concept exists in any given jurisdiction, each of the Company and the Guarantors is duly qualified to do business as a foreign corporation or other organization in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. For purposes hereof, “Material Adverse Effect” shall mean a material adverse effect on the management, business, financial condition, business prospects or results of operations of the Company and the Subsidiaries, taken as a whole.
(e)    The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes. The Notes, when issued, will be in the form contemplated by the Indenture. The Notes have been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, when the Indenture has been duly executed and delivered and, in the case of the Notes, when issued, delivered to and paid for by the Initial Purchasers in accordance with the terms of this purchase agreement (this “Agreement”), will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and public policy and the discretion of the court before which any proceeding therefor may be brought, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, in each case, regardless of whether considered in a proceeding in equity or at law (clauses (i) and (ii), collectively, the “Enforceability Exceptions”).
(f)    Each Guarantor has all requisite or other corporate power and authority to execute, deliver and perform each of its obligations under the Guarantees. The Guarantees have been duly and validly authorized by each Guarantor and, when executed by the Guarantors in accordance with the provisions of the Indenture, when the Indenture has been duly executed and delivered and when the Notes have been duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and issued, delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of each Guarantor, entitled to the benefits of the Indenture, and enforceable against each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.
(g)    The Company and each Guarantor have all requisite corporate or other power and authority to execute, deliver and perform their respective obligations under the Indenture. The Indenture has been duly and validly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.
(h)    The Company and each Guarantor have all requisite corporate or other power and authority to execute, deliver and perform their obligations under this Agreement and to consummate the transactions contemplated hereby (including the Redemption). This Agreement and the consummation by the Company and each Guarantor of the transactions contemplated hereby have been duly and validly authorized by the Company and each Guarantor. This Agreement has been duly executed and delivered by the Company and each Guarantor.
(i)    No consent, approval, authorization or order of any court or governmental agency or body is required for the issuance and sale by the Company and the Guarantors of the Securities to the Initial Purchasers or the consummation by the Company and the Guarantors of the other transactions contemplated hereby (including the Redemption), except (i) such as have been obtained and (ii) such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchasers. None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
(j)    The execution, delivery and performance by the Company and each Guarantor of this Agreement, the Indenture and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational documents) of the Company or any of the Subsidiaries or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
(k)    The audited consolidated financial statements of the Company and the Subsidiaries included or incorporated by reference in the Offering Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data included or incorporated by reference in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited consolidated financial statements included therein, except as otherwise stated therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Pricing Disclosure Package and the Final Memorandum fairly presents the information called for in all material respects and is prepared in all material respects in accordance with the Commission's rules and guidelines applicable thereto. Grant Thornton LLP (the “Independent Accountants”) is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the rules and regulations promulgated thereunder and the rules and regulations of The Public Company Accounting Oversight Board.
(l)    There is not pending or, to the knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Offering Memorandum.
(m)    Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all of the appropriate federal, state, local and other governmental authorities, all of the appropriate self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as set forth in the Offering Memorandum (“Permits”), except where the failure to possess or obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company and the Guarantors, each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Offering Memorandum and except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(n)    Since the date of the most recent financial statements appearing or incorporated by reference in the Offering Memorandum, except as described therein, (i) none of the Company or the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into or agreed to enter into any material transactions or contracts (written or oral) not in the ordinary course of business, (ii) there shall not have been any material change in the capital stock or long-term indebtedness of the Company or the Subsidiaries and (iii) there has been no event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(o)    Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns (or has requested or received extensions thereof) and has paid all taxes shown as due thereon, except where the failure to so file such returns or pay such taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and other than tax deficiencies that the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
(p)    The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company and the Guarantors believe to be reliable and accurate.
(q)    None of the Company, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(r)    Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Offering Memorandum as being owned by it, in each case free and clear of all liens, charges, encumbrances or restrictions, except (i) for liens under the Credit Agreement; (ii) as described in the Offering Memorandum or (iii) to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. All leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary, and, to the knowledge of the Company and the Guarantors, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company and the Subsidiaries own or possess adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Offering Memorandum, and none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would be reasonably expected to have a Material Adverse Effect.
(s)    To the knowledge of the Company and the Guarantors, there are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum, nor are there any material contracts or other documents that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum.
(t)    Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with, and has not received any notice of any liability under, applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the

Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or, to the knowledge of the Company and the Guarantors, proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.
For purposes of this Agreement, “Environmental Laws” means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.
(u)    There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company or any of the Guarantors, threatened that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(v)    Each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties.
(w)    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company or the Subsidiaries has any material liability for any prohibited transaction or funding deficiency, except as set forth in the Offering Memorandum, or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA.
(x)    The Company and its Subsidiaries and their respective officers and directors, in their capacities as such, are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
(y)    Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that is in compliance with the Sarbanes-Oxley Act that provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization, (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action taken with regard to any differences and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Pricing Disclosure Package and the Final Memorandum is prepared in accordance with the Commission's rules and guidelines applicable thereto. The Company and the Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, management to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.
(z)    The Company and the Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and the Subsidiaries have carried out evaluations, with the participation of management, of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
(aa)    None of the Company or the Subsidiaries is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will be an “investment company” or “promoter” or “principal underwriter” for an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.
(bb)    The Securities and the Indenture will conform in all material respects to the descriptions thereof in the Offering Memorandum.
(cc)    Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.
(dd)    None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a “public offering” within the meaning of Section 4(a)(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”).
(ee)    No securities of the Company or any Subsidiary are, or will be at the Closing Date, of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.
(ff)    None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.
(gg)    None of the Company, the Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any “directed selling efforts” (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Securities; the Company, the Subsidiaries and their respective controlled Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.
(hh)    None of the Company or any of its Subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee, Affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”) or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the FCPA.
(ii)    The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Guarantors, threatened.
(jj)    None of the Company or any of the Subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries is currently subject to any sanctions administered or enforced by the U.S. government, including without limitation, by the Office of Foreign Assets Control of the U.S. Treasury Department the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority (“Sanctions”) nor is located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (a “Sanctioned Country”) (currently including, without limitation, the Crimea Region of Ukraine, the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran and North Korea); and the Company will not directly or knowingly indirectly use the proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with or in any Sanctioned Country in violation of Sanctions or (ii) for the purpose of financing the activities of any person or entity that at the time of such financing is subject to any Sanctions or in any other manner that will result in a violation by any person or entity (including any person participating in the transaction, whether as an initial purchaser, advisor, investor or otherwise) of Sanctions. Since April 24, 2019, the Company, the Guarantors, and their respective subsidiaries have not to their knowledge engaged in, and are not now knowingly engaged in, and will not engage in any dealings or transactions with any person or entity that, at the time of such dealing or transaction, is or was the subject or target of Sanctions or with or in any country or territory that is or was the target or subject of Sanctions.

(kk)    The Company’s and the Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and the Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used or held for use in connection with their businesses, and there have been no breaches, violations, disruptions, compromises or unauthorized uses of or accesses to same, except for the duty to notify any other person or where such breaches, violations, disruptions, compromises or unauthorized uses of or access to same, would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company and the Subsidiaries are presently in material compliance with all applicable laws, statutes and regulations (including the European Union General Data Protection Regulation) and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations and, to the extent applicable, PCI-DSS, relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.
Any certificate signed by any officer of the Company or any Guarantor and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Company and each of the Guarantors to each Initial Purchaser as to the matters covered thereby.
Section 3.    Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Securities in the respective amounts set forth on Schedule 1 hereto from the Company at [*]% of their principal amount plus accrued interest, if any, from August 18, 2026. One or more certificates in definitive form or global form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel llp, 32 Old Slip, New York, New York, 10005 at 10:00 A.M., New York time, on August 18, 2026, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 18 hereof.
Section 4.    Offering by the Initial Purchasers.
(a)    The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Pricing Disclosure Package and the Final Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.
(b)    Each Initial Purchaser hereby represents and agrees that it has not used and will not use, authorize use of, refer to or participate in the planning for use of any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package and the Offering Memorandum, (ii) a written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Act) or (b) “issuer information” that was included or incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 5(c) below (including the Recorded Road Show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing in advance, or (v) any customary Bloomberg communication or other written communication relating to or that contains the preliminary or final terms of the Securities or their offering and/or other information that was included or incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum.
Section 5.    Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant and agree with each of the Initial Purchasers as follows:
(a)    Until the later of (i) the completion of the distribution of the Securities by the Initial Purchasers and (ii) the Closing Date, the Company will not amend or supplement the Pricing Disclosure Package and the Final Memorandum or otherwise distribute or refer to any “written communication” (as defined under Rule 405 of the Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities (other than the Pricing Disclosure Package, the Recorded Road Show and the Final Memorandum) or file any report with the Commission under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package or the Final Memorandum unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall have given their consent, such consent not to be unreasonably withheld or delayed; provided that such consent shall not be necessary if the Company shall have been advised by counsel that the filing of such report is required by applicable law. The Company will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package or the Final

Memorandum shall have been filed with the Commission on or prior to the Closing Date. The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.
(b)    The Company and the Guarantors will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of which jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, neither the Company nor any of the Guarantors shall be required to qualify as a foreign corporation or other organization or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.
(c)    (1) If, at any time prior to the completion of the sale by the Initial Purchasers of the Securities, any event occurs or information becomes known to the Company as a result of which the Pricing Disclosure Package and the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Pricing Disclosure Package and the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Company, an amendment or supplement to the Pricing Disclosure Package and the Final Memorandum that corrects such statement or omission or effects such compliance and (2) if at any time prior to the Closing Date, (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any Issuer Written Communication would conflict with the Pricing Disclosure Package as then amended or supplemented, or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package or any Issuer Written Communication so that any of the Pricing Disclosure Package or any Issuer Written Communication will comply with applicable law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package or any Issuer Written Communication as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any Issuer Written Communication will not conflict with the Pricing Disclosure Package or so that the Pricing Disclosure Package or any Issuer Written Communication as so amended or supplemented will comply with applicable law.
(d)    The Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Pricing Disclosure Package, any Issuer

Written Communication and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.
(e)    The Company will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.
(f)    None of the Company, the Guarantors or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.
(g)    The Company and the Guarantors will not, and will not permit any of the Subsidiaries or their respective Affiliates or persons acting on their behalf to, engage in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act.
(h)    For so long as any Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.
(i)    The Company will use its commercially reasonable efforts to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.
(j)    During the period beginning on the date hereof and continuing to the date that is 90 days after the Closing Date, without the prior written consent of BofA Securities, Inc., neither the Company nor any Guarantor will offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company or any Guarantor (or guaranteed by the Company or any Guarantor) that are substantially similar to the Securities.
(k)    In connection with Securities offered and sold in an “off-shore transaction” (as defined in Regulation S), the Company and the Guarantors will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities in the form of definitive securities.
(l)    None of the Company, the Guarantors or any of their Affiliates will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities.
(m)    For a period of one year (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the Closing Date, none of the Company, the Guarantors or any of their Affiliates will sell any such Securities except pursuant to an effective registration statement under the Act.

Section 6.    Expenses. The Company and the Guarantors, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof (subject to the exceptions expressly noted below), including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Pricing Disclosure Package and the Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all reasonable arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company and the Guarantors, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Securities, (v) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, relating thereto in an amount not to exceed $15,000 (such filing fees and reasonable fees and disbursements of Cahill Gordon & Reindel LLP to be documented), (vi) expenses in connection with the “roadshow” (other than (x) 50% of the cost of any chartered airplane and (y) the Initial Purchasers’ expenses with respect to lodging and other related incidentals) and any other meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee, including reasonable fees and expenses of counsel, (viii) any fees charged by investment rating agencies for the rating of the Securities, (ix) any stamp or transfer taxes in connection with the original issuance and sale of the Securities and (x) all other costs and expenses incident to the performance by the Company and the Guarantors of their obligations hereunder. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company and the Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and the Guarantors agree to promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including reasonable and documented fees, disbursements and charges of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers) that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities. Except as otherwise expressly provided in this Agreement, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.
Section 7.    Conditions of the Initial Purchasers’ Obligations. The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:
(a)    On the Closing Date, the Initial Purchasers shall have received the opinion and negative assurance letter, dated as of the Closing Date and addressed to the Initial Purchasers, of Dechert LLP, counsel for the Company, in form and substance reasonably satisfactory to the Representative. In rendering such opinion, Dechert LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.
(b)    On the Closing Date, the Initial Purchasers shall have received the opinion and negative assurance letter, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Cahill Gordon & Reindel LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.
(c)    On the date hereof, the Initial Purchasers shall have received from the Independent Accountants a customary comfort letter dated the date hereof, in form and substance reasonably satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited financial information in the Pricing Disclosure Package. On the Closing Date, the Initial Purchasers shall have received from the Independent Accountants a customary comfort letter dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date, the information stated in the comfort letter dated the date hereof and similarly address the audited and any unaudited financial information in the Final Memorandum.
(d)    The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company’s and the Guarantors’ officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package and the Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably expected to have a Material Adverse Effect.
(e)    The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.
(f)    Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably expected to have a Material Adverse Effect.
(g)    The Initial Purchasers shall have received a certificate of the Company, dated the Closing Date, signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or any Senior Vice President and the Chief Financial Officer, to the effect that:
(i)    the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct in all material respects on and as of the Time of Execution and on and as of the Closing Date, provided that each such representation and warranty that contains a materiality qualification in the text of such representation or warranty is true and correct in all respects, and the Company and the Guarantors have performed all covenants and agreements in all material respects and satisfied all conditions on their part to be performed or satisfied hereunder (unless otherwise waived by the Initial Purchasers) at or prior to the Closing Date;
(ii)    at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known to the Company and the Guarantors, that, individually or in the aggregate, has or would be reasonably expected to have a Material Adverse Effect, except as described in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto); and
(iii)    the sale of the Securities hereunder has not been enjoined (temporarily or permanently).
(h)    On the Closing Date, the Initial Purchasers shall have received the Indenture executed by the Company and the Guarantors and such agreement shall be in full force and effect and in form and substance reasonably satisfactory to the Representative.
(i)    On or before the Closing Date, the Company shall have delivered to the trustee under the 2028 Notes Indenture a conditional notice of redemption in accordance with the provisions of the 2028 Notes Indenture (a copy of which shall be delivered to the Initial Purchasers) for all of its outstanding 2028 Notes on the conditions that (a) the Company shall have completed a new financing transaction on terms satisfactory to the Company (the “Financing Transaction”) and (b) the gross proceeds of the Financing Transaction are at least $800,000,000.
On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company, the Guarantors and the Subsidiaries as they shall have heretofore reasonably requested from the Company.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Company and the Guarantors shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.
Section 8.    Offering of Securities; Restrictions on Transfer.
(a)    Each of the Initial Purchasers severally agrees with the Company and the Guarantors (as to itself only) that (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Act; (ii) it has not and will not solicit offers for, or offer or sell, the Securities by any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) or in any manner involving a “public offering” within the meaning of Section 4(a)(2) of the Act; and (iii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) persons whom the Initial Purchaser reasonably believes to be QIBs, and, in each case, in transactions under Rule 144A and (B) to persons other than U.S. persons outside the United States (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Pricing Disclosure Package and the Final Memorandum.
(b)    Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; and (ii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.
(c)    Each Initial Purchaser severally acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act.
Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

Section 9.    Indemnification and Contribution.
(a)    The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, affiliates and agents of each Initial Purchaser and each person, if any, who controls any Initial Purchaser or affiliate within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:
(i)    any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto; or
(ii)    the omission or alleged omission to state, in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading;
and will reimburse, as incurred, such Indemnified Person for any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company and the Guarantors by the Initial Purchasers through BofA Securities, Inc. specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 12 hereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties. The Company and the Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld, conditioned or delayed.
(b)    Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors, their directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, the Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Company and the Guarantors by such Initial Purchaser through BofA Securities, Inc. specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 12 hereof; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable and documented legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. An Initial Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld, conditioned or delayed.
(c)    Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel (including local counsel) reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel (including local counsel) chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, or (iv) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel (including one local counsel for all indemnified parties taken as a whole in each jurisdiction reasonably required and, in the event of an actual conflict, one additional counsel in each relevant jurisdiction for the affected indemnified parties similarly situated taken as a whole) to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel for all indemnified parties taken as a whole in each jurisdiction reasonably required and, in the event of an actual conflict, one additional counsel in each relevant jurisdiction for the affected indemnified parties similarly situated taken as a whole) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions). All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, if the indemnified party waives all of its rights under this Section 9 in writing with respect to any loss, claim, damage or liability in respect thereof, the indemnified party may effect such a settlement without the consent of the indemnifying party and the indemnifying party will not be liable to the indemnified party for any indemnification obligation hereunder with respect to such loss, claim, damage or liability in respect thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an or any admission of fault, culpability or failure to act by or on behalf of any indemnified party.
(d)    In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand, or such Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligation to contribute hereunder shall be several in proportion to their respective purchase obligations and not joint. For purposes of this paragraph (d), each officer, director, employee, affiliate, agent and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director and officer of the Company and the Guarantors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.
Section 10.    Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Guarantors, their officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company and the Guarantors, any of their officers or directors, the Initial Purchasers, their affiliates or respective officers and directors or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the

Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.
Section 11.    Termination.
(a)    This Agreement may be terminated in the sole discretion of the Representative by notice to the Company given prior to the Closing Date in the event that the Company and the Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date,
(i)    any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Representative, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Representative, any event or development that, individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect (including without limitation a change in control of the Company or the Subsidiaries), except in each case as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto);
(ii)    trading in securities of the Company or in securities generally on the New York Stock Exchange or the NASDAQ Global Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;
(iii)    a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;
(iv)    there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum; or
(v)    any securities of the Company shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Company (other than an announcement with positive implications of a possible upgrading).
(b)    Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.
Section 12.    Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page (i.e., the names of the Initial Purchasers) and in the first and second sentences of the fourth paragraph, the second sentence in the eighteenth paragraph and the nineteenth paragraph under the heading “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company and the Guarantors for the purposes of Sections 2(a) and 9 hereof.
Section 13.    Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to the Representative c/o BofA Securities, Inc., One Bryant Park NY8-114-07-01 New York, New York 10036, Attention: Capital Markets Legal Email: dg.us_capital_markets_legal@bofa.com with a copy to Cahill Gordon & Reindel LLP, 32 Old Slip, New York, New York 10005, Attention: Christopher Clement, Esq. and Tristan E. Manley, Esq.; if sent to the Company and the Guarantors, shall be mailed or delivered to the Company and the Guarantors c/o Griffon Corporation, 712 Fifth Avenue, 18th Floor, New York, New York 10019, Attention: General Counsel; with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, Attention: Stephen Leitzell, Esq..
All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.
Section 14.    Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any affiliate of an Initial Purchaser or its respective directors, officers, employees, affiliates and agents or any person or persons who control an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors and officers of the Company and the Guarantors and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

Section 15.    Governing Law Provisions.
(a)    APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.
(b)    Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding a “Related Judgment”, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.
(c)    Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.
Section 16.    No Advisory or Fiduciary Responsibility. The Company and the Guarantors acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Company or any Guarantor, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Guarantors agree that they will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company and the Guarantors, in connection with such transaction or the process leading thereto.
Section 17.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission or email of a .pdf attachment shall constitute valid and sufficient delivery thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement or the transactions contemplated hereby shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 18.    Default of Initial Purchasers. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Final Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Final Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 18, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.
(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then each non-defaulting Initial Purchaser shall be obligated to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 18 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 6 hereof for any non-defaulting Initial Purchasers and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect mutatis mutandis.
(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.
Section 19.    USA Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
Section 20.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
For purposes of this Section 20:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:

(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
    “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Guarantors and the Initial Purchasers.
Very truly yours,
GRIFFON CORPORATION
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Senior Vice President
GUARANTORS:
AMES HUNTER HOLDINGS CORPORATION
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Vice President and Secretary
CLOPAY AMES HOLDINGS CORP.
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Vice President
CLOPAY CORPORATION
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Vice President
CORNELLCOOKSON, LLC
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Vice President
[Signature Page to Purchase Agreement]

CORNELL REAL ESTATE HOLDINGS, LLC
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Vice President
HUNTER FAN COMPANY
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Vice President
GRIFFON AMES HOLDCO LLC
By:    /s/ Seth L. Kaplan
Name:    Seth L. Kaplan
Title:    Vice President and Secretary

[Signature Page to Purchase Agreement]

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.

BOFA SECURITIES, INC.
for itself and as Representative of the
other Initial Purchasers listed on Schedule 1 hereto
By:    /s/ Jennifer Cochrane
Name:    Jennifer Cochrane
Title:    Director

[Signature Page to Purchase Agreement]

SCHEDULE 1

Initial Purchaser	Principal Amount of Securities
BofA Securities, Inc. …………………………………...	$240,000,000
BNP Paribas Securities Corp. ………………………….	116,000,000
Deutsche Bank Securities Inc.…………………………	116,000,000
Goldman Sachs & Co. LLC…………………………...	116,000,000
Wells Fargo Securities, LLC ………………………..	116,000,000
Capital One Securities, Inc. …………………………....	24,000,000
Morgan Stanley & Co. LLC…………………………....	24,000,000
M&T Securities, Inc. …………………………………...	24,000,000
TD Securities (USA) LLC …………………………….	24,000,000
Total………………………………….............................	$800,000,000

Schedule 1-1

SCHEDULE 2A
Guarantors

Name	Jurisdiction of Incorporation
Ames Hunter Holdings Corporation	Delaware
CornellCookson, LLC Cornell Real Estate Holdings, LLC Clopay Corporation Hunter Fan Company	Delaware Arizona Delaware Delaware
Clopay Ames Holding Corp.	Delaware
Griffon Ames Holdco LLC	Delaware

Schedule 2A-1

SCHEDULE 2B
Subsidiaries of the Company

Entity	Jurisdiction
Ames Hunter Holdings Corporation	Delaware
CC Installation Company, Inc.	Delaware
Clopay Ames Holding Corp.	Delaware
Clopay Ames Inc.	Delaware
Clopay Ames LLC	Delaware
Clopay Canada, Inc.	Canada
Clopay Corporation	Delaware
Clopay Service Company, Inc.	Delaware
Clopay Transportation Company	Delaware
Cornell IronWorks, Inc.	Delaware
Cornell Real Estate Holdings, LLC	Arizona
Cornell Storefront Systems, Inc.	Delaware
CornellCookson, LLC	Delaware
Exphonics, Inc.	Delaware
Griffon Ames Holdco LLC	Delaware
Griffon Entertainment LLC	Delaware
Hunter Fan Company	Delaware
Instrument Systems Corp.	Delaware
Instrument Systems Realty Corporation	New York
ISC Development Corporation	New York
ISC Park Avenue Corporation	New York
ISC Properties, Inc.	New York
Lightron Corporation	Delaware
S K G Realty Corporation	New Jersey
S.K. Inc.	Delaware

Telephonics TLSI Corporation	New York
The Ames Companies UK Ltd.	United Kingdom
The Cookson Company, Inc.	Delaware
True Temper Limited	Ireland

ANNEX A

    Pricing Supplement dated August 10, 2026